POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Inc. (the "Company"), does hereby make, constitute, and appoint RICHARD
C. ADKERSON, RENE L. LATIOLAIS, ROGER T. BAKER, and MICHAEL C. KILANOWSKI, JR., and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 1996 Stock Option Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of June, 1997.



                                   /s/ James R. Moffett

                                   JAMES R. MOFFETT





                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, ROGER T. BAKER, and MICHAEL C. KILANOWSKI, JR., and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 1996 Stock Option Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of June, 1997.



                                   /s/ Rene L. Latiolais

                                   RENE L. LATIOLAIS





                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, RENE L. LATIOLAIS, ROGER T. BAKER, and MICHAEL C. KILANOWSKI, JR., and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 1996 Stock Option Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of June, 1997.



                                   /s/ Robert M. Wohleber

                                   ROBERT M. WOHLEBER





                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, RENE L. LATIOLAIS, ROGER T. BAKER, and MICHAEL C. KILANOWSKI, JR., and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 1996 Stock Option Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of June, 1997.



                                   /s/ William J. Blackwell

                                   WILLIAM J. BLACKWELL





                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, RENE L. LATIOLAIS, ROGER T. BAKER, and MICHAEL C. KILANOWSKI, JR., and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 1996 Stock Option Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of June, 1997.



                                   /s/ Robert W. Bruce III

                                   ROBERT W. BRUCE III





                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, RENE L. LATIOLAIS, ROGER T. BAKER, and MICHAEL C. KILANOWSKI, JR., and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 1996 Stock Option Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of June, 1997.



                                   /s/ Robert A. Day

                                   ROBERT A. DAY





                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, RENE L. LATIOLAIS, ROGER T. BAKER, and MICHAEL C. KILANOWSKI, JR., and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 1996 Stock Option Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of June, 1997.



                                   /s/ William B. Harrison, Jr.

                                   WILLIAM B. HARRISON, JR.





                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, RENE L. LATIOLAIS, ROGER T. BAKER, and MICHAEL C. KILANOWSKI, JR., and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 1996 Stock Option Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of June, 1997.



                                   /s/ Henry A. Kissinger

                                   HENRY A. KISSINGER





                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, RENE L. LATIOLAIS, ROGER T. BAKER, and MICHAEL C. KILANOWSKI, JR., and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 1996 Stock Option Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of June, 1997.



                                   /s/ Bobby L. Lackey

                                   BOBBY L. LACKEY





                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, RENE L. LATIOLAIS, ROGER T. BAKER, and MICHAEL C. KILANOWSKI, JR., and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 1996 Stock Option Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of June, 1997.



                                   /s/ Gabrielle K. McDonald

                                   GABRIELLE K. MCDONALD





                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, RENE L. LATIOLAIS, ROGER T. BAKER, and MICHAEL C. KILANOWSKI, JR., and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 1996 Stock Option Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of June, 1997.



                                   /s/ George Putnam

                                   GEORGE PUTNAM





                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, RENE L. LATIOLAIS, ROGER T. BAKER, and MICHAEL C. KILANOWSKI, JR., and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 1996 Stock Option Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of June, 1997.



                                   /s/ B.M. Rankin, Jr.

                                   B.M. RANKIN, JR.





                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors or both of Freeport-McMoRan Inc. (the "Company"), does hereby make, constitute, and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON, RENE L. LATIOLAIS, ROGER T. BAKER, and MICHAEL C. KILANOWSKI, JR., and each of them acting individually, the true and lawful attorney of the undersigned with power to act without the others and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-8, or on such other Form as may be determined to be applicable, providing for the registration under the Act of shares of Company common stock that may be issued under the 1996 Stock Option Plan of the Company, and any amendment or amendments to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 25th day of June, 1997.



                                   /s/ J. Taylor Wharton

                                   J. TAYLOR WHARTON